Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
1st Quarter Ended March 31, 2011
Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 24 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED		Previous
	MARCH 31,		Quarter
	2011	2010	Change
HIGHLIGHTS
Gross premiums written	$560,688	$504,163	11.2%
Net premiums written	480,871	433,292	11.0%
Net premiums earned	334,876	338,324	(1.0%)
Net investment income	50,208	68,902	(27.1%)
Net income	8,620	133,740	(93.6%)
Operating (loss) income	(41,348)	61,323	(167.4%)
Total investments and cash & cash equivalents	7,991,696	7,855,437	1.7%
Total assets	10,305,628	10,012,727	2.9%
Total shareholders’ equity	2,950,953	3,338,807	(11.6%)
Cash flows from operating activities	174,915	85,300	105.1%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$0.23	$2.67	(91.4%)
Operating (loss) income	$(1.08)	$1.23	(187.8%)
Diluted earnings per share
Net income	$0.21	$2.52	(91.7%)
Operating (loss) income	$(1.02)	$1.16	(187.9%)
Weighted average common shares outstanding
Basic	38,199,867	50,023,816
Diluted	40,383,523	53,115,756
Book value per share	$77.86	$66.17	17.7%
Diluted book value per share	$74.23	$61.59	20.5%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	1.2%	17.1%	(15.9)	pts
Annualized ROAE, operating income	(5.6%)	7.8%	(13.4)	pts
Annualized investment book yield	2.6%	3.7%	(1.1)	pts

Loss and loss expense ratio	90.9%	68.6%	22.3	pts
Acquisition cost ratio	11.4%	12.1%	(0.7)	pts
General and administrative expense ratio	20.3%	18.8%	1.5	pts

Expense ratio	31.7%	30.9%	0.8	pts

Combined ratio	122.6%	99.5%	23.1	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010
Revenues
Gross premiums written	$560,688	$381,942	$378,445	$493,847	$504,163
Net premiums written	$480,871	$287,199	$302,169	$369,795	$433,292

Net premiums earned	$334,876	$342,804	$339,496	$338,924	$338,324
Net investment income	50,208	50,168	59,479	65,594	68,902
Net realized investment gains (losses)	50,376	(3,738)	116,930	94,933	77,487
Net impairment charges recognized in earnings	—	—	—	—	(168)
Other income	—	—	—	616	297

Total revenues	$435,460	$389,234	$515,905	$500,067	$484,842

Expenses
Net losses and loss expenses:
Current year	$348,802	$233,950	$228,362	$252,816	$297,246
Prior years	(44,350)	(73,931)	(101,374)	(64,094)	(65,092) *

Total net losses and loss expenses	$304,452	$160,019	$126,988	$188,722	$232,154
Acquisition costs	38,082	38,848	41,919	37,938	40,784
General and administrative expenses	67,956	85,134	69,871	68,089	63,463
Amortization and impairment of intangible assets	767	808	892	891	892
Interest expense	13,742	11,650	9,533	9,531	9,528
Foreign exchange (gain) loss	(442)	196	(1,387)	559	1,076

Total expenses	$424,557	$296,655	$247,816	$305,730	$347,897

Income before income taxes	$10,903	$92,579	$268,089	$194,337	$136,945
Income tax expense (benefit)	2,283	(207)	13,569	10,378	3,205

Net income	$8,620	$92,786	$254,520	$183,959	$133,740

GAAP Ratios
Loss and loss expense ratio	90.9%	46.7%	37.4%	55.7%	68.6%
Acquisition cost ratio	11.4%	11.3%	12.3%	11.2%	12.1%
General and administrative expense ratio	20.3%	24.8%	20.6%	20.1%	18.8%

Expense ratio	31.7%	36.1%	32.9%	31.3%	30.9%

Combined ratio	122.6%	82.8%	70.3%	87.0%	99.5%

Per Share Data
Basic earnings per share
Net income	$0.23	$2.30	$5.59	$3.66	$2.67
Operating (loss) income	$(1.08)	$2.41	$3.15	$1.90	$1.23
Diluted earnings per share
Net income	$0.21	$2.13	$5.21	$3.47	$2.52
Operating (loss) income	$(1.02)	$2.24	$2.94	$1.80	$1.16

*	Includes prior year reserve development of $73.9 million and the impact of a commutation, which increased prior years’ net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2011	THREE MONTHS ENDED MARCH 31, 2010
Gross Premiums Written = $560,688	Gross Premiums Written = $504,163

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2011	THREE MONTHS ENDED MARCH 31, 2010
Gross Premiums Written = $560,688	Gross Premiums Written = $504,163

*	Includes premiums written in our i-Bind line of business
**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$183,302	$111,325	$266,061	$560,688
Net premiums written	$139,902	$74,910	$266,059	$480,871

Net premiums earned	$135,481	$76,290	$123,105	$334,876
Other income	$—	$—	$—	$—

Total revenues	$135,481	$76,290	$123,105	$334,876

Expenses
Net losses and loss expenses:
Current year	$93,662	$99,783	$155,357	$348,802
Prior years	22,169	(28,599)	(37,920)	(44,350)

Total net losses and loss expenses	$115,831	$71,184	$117,437	$304,452
Acquisition costs	18,102	(1,856)	21,836	38,082
General and administrative expenses	30,799	20,728	16,429	67,956

Total expenses	$164,732	$90,056	$155,702	$410,490

Underwriting loss	$(29,251)	$(13,766)	$(32,597)	$(75,614)

Net investment income				50,208
Net realized investment gains				50,376
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(767)
Interest expense				(13,742)
Foreign exchange gain				442

Income before income taxes				$10,903

GAAP Ratios
Loss and loss expense ratio	85.5%	93.3%	95.4%	90.9%
Acquisition cost ratio	13.4%	(2.4%)	17.7%	11.4%
General and administrative expense ratio	22.7%	27.2%	13.3%	20.3%

Expense ratio	36.1%	24.8%	31.0%	31.7%

Combined ratio	121.6%	118.1%	126.4%	122.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$162,085	$121,422	$220,656	$504,163
Net premiums written	$131,555 *	$81,081	$220,656	$433,292 *
Net premiums earned	$129,205 *	$87,043	$122,076	$338,324 *
Other income	$297	$—	$—	$297

Total revenues	$129,502	$87,043	$122,076	$338,621

Expenses
Net losses and loss expenses:
Current year	$93,252	$115,064	$88,930	$297,246
Prior years	5,173 **	(57,615)	(12,650)	(65,092)**

Total net losses and loss expenses	$98,425	$57,449	$76,280	$232,154
Acquisition costs	16,960	66	23,758	40,784
General and administrative expenses	27,114	21,845	14,504	63,463

Total expenses	$142,499	$79,360	$114,542	$336,401

Underwriting (loss) income	$(12,997)	$7,683	$7,534	$2,220

Net investment income				68,902
Net realized investment gains				77,487
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(892)
Interest expense				(9,528)
Foreign exchange loss				(1,076)

Income before income taxes				$136,945

GAAP Ratios
Loss and loss expense ratio	76.2%	66.0%	62.5%	68.6%
Acquisition cost ratio	13.1%	0.1%	19.5%	12.1%
General and administrative expense ratio	21.0%	25.1%	11.9%	18.8%

Expense ratio	34.1%	25.2%	31.4%	30.9%

Combined ratio	110.3%	91.2%	93.9%	99.5%

*	Includes the impact of a commutation, which increased net premiums written and net premiums earned each by $9.3 million.

**	Includes the impact of a commutation, which increased prior years’ net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONDENSED CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2011	DECEMBER 31, 2010
ASSETS
Fixed maturity investments available for sale, at fair value(amortized cost: 2011: $505,638; 2010: $828,544)	$543,808	$891,849
Fixed maturity investments trading, at fair value	5,960,830	5,769,097
Equity securities trading, at fair value	271,057	174,976
Other invested assets trading, at fair value	469,999	347,632

Total investments	7,245,694	7,183,554
Cash and cash equivalents	746,002	853,368
Insurance balances receivable	569,836	529,927
Prepaid reinsurance	175,348	187,287
Reinsurance recoverable	975,523	927,588
Accrued investment income	41,328	40,520
Net deferred acquisition costs	113,097	96,803
Goodwill	268,376	268,376
Intangible assets	56,109	56,876
Net deferred tax assets	20,618	19,740
Other assets	93,697	75,184

TOTAL ASSETS	$10,305,628	$10,239,223

LIABILITIES
Reserve for losses and loss expenses	$5,100,643	$4,879,188
Unearned premiums	1,096,260	962,203
Reinsurance balances payable	91,852	99,732
Net balances payable on purchases and sales of investments	204,767	318,570
Senior notes	797,761	797,700
Accounts payable and accrued liabilities	63,392	106,010

TOTAL LIABILITIES	$7,354,675	$7,163,403

SHAREHOLDERS’ EQUITY
Common shares: par value CHF 15.00 per share (2011: 40,003,642; 2010: 40,003,642 shares issued and 2011:37,899,699; 2010: 38,089,226 shares outstanding)	600,055	600,055
Additional paid-in capital	75,166	170,239
Treasury shares, at cost (2011: 2,103,943; 2010: 1,914,416)	(127,053)	(112,811)
Retained earnings	2,369,822	2,361,202
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	32,963	57,135

TOTAL SHAREHOLDERS’ EQUITY	2,950,953	3,075,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,305,628	$10,239,223

Book value per share	$77.86	$80.75
Diluted book value per share	$74.23	$74.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	MARCH 31, 2011		DECEMBER 31, 2010		SEPTEMBER 30, 2010		JUNE 30, 2010		MARCH 31, 2010
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE
FAIR VALUE
Fixed maturities available for sale	$543,808	6.8%	$891,849	11.1%	$1,570,144	19.4%	$2,755,934	34.6%	$3,227,889	41.1%
Fixed maturities trading	5,960,830	74.6%	5,769,097	71.8%	5,231,358	64.7%	4,275,893	53.7%	3,868,044	49.2%
Equity securities	271,057	3.4%	174,976	2.2%	121,740	1.5%	69,169	0.9%	19,795	0.3%
Other invested assets trading	469,999	5.9%	347,632	4.3%	328,275	4.1%	319,592	4.0%	242,135	3.1%
Cash and cash equivalents	746,002	9.3%	853,368	10.6%	831,444	10.3%	543,895	6.8%	497,574	6.3%

Total	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and agencies	$1,145,787	14.3%	$1,321,673	16.5%	$1,206,987	14.9%	$1,769,987	22.2%	$2,065,913	26.3%
Non-U.S. government securities	176,193	2.2%	266,177	3.3%	388,262	4.8%	386,786	4.9%	395,558	5.0%
Corporate securities	2,654,399	33.3%	2,526,550	31.4%	2,539,994	31.5%	2,392,033	30.0%	2,337,172	29.8%
State, municipalities and political subdivisions	199,875	2.5%	245,614	3.1%	240,348	3.0%	249,010	3.1%	231,694	2.9%
Mortgage-backed securities	1,702,619	21.3%	1,751,883	21.8%	1,749,598	21.6%	1,564,077	19.7%	1,590,033	20.2%
Asset-backed securities	625,765	7.8%	549,049	6.8%	676,313	8.3%	669,934	8.4%	475,563	6.1%

Fixed income sub-total	6,504,638	81.4%	6,660,946	82.9%	6,801,502	84.1%	7,031,827	88.3%	7,095,933	90.3%
Hedge funds	469,999	5.9%	347,632	4.3%	328,275	4.1%	319,592	4.0%	242,135	3.1%
Equity securities	271,057	3.4%	174,976	2.2%	121,740	1.5%	69,169	0.9%	19,795	0.3%
Cash & cash equivalents	746,002	9.3%	853,368	10.6%	831,444	10.3%	543,895	6.8%	497,574	6.3%

Total	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,145,787	17.6%	$1,321,673	19.9%	$1,206,987	17.8%	$1,769,987	25.2%	$2,065,913	29.1%
AAA/Aaa	2,615,609	40.2%	2,677,441	40.2%	2,968,935	43.7%	2,754,502	39.2%	2,600,412	36.6%
AA/Aa	607,630	9.3%	622,446	9.3%	562,112	8.3%	580,084	8.2%	635,938	9.0%
A/A	1,289,286	19.8%	1,259,295	18.9%	1,404,202	20.6%	1,327,374	18.9%	1,265,421	17.8%
BBB/Baa	575,290	8.9%	523,577	7.9%	366,685	5.4%	336,284	4.8%	296,284	4.2%
BB	33,887	0.5%	28,050	0.4%	30,707	0.5%	28,172	0.4%	20,016	0.3%
B/B	54,162	0.9%	52,793	0.8%	63,892	0.8%	59,795	0.8%	42,533	0.6%
CCC+ and below	182,987	2.8%	175,671	2.6%	197,982	2.9%	175,629	2.5%	169,416	2.4%

Total	$6,504,638	100.0%	$6,660,946	100.0%	$6,801,502	100.0%	$7,031,827	100.0%	$7,095,933	100.0%

STATISTICS
Annualized book yield, year to date	2.6%		3.3%		3.4%		3.6%		3.7%
Duration*	2.8 years		2.7 years		2.5 years		2.6 years		3.5 years
Average credit quality (S&P)	AA		AA		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
MARCH 31, 2011

	FAIR VALUE	AVERAGE RATING	PORTFOLIO PERCENTAGE
Cash & cash equivalents	$746,002	AAA	9.3%
U.S. government securities	1,008,543	AAA	12.6%
U.S. government agencies	137,244	AAA	1.7%
Non-U.S. government securities	176,193	AAA	2.2%
Mortgage-backed securities:
Agency MBS	1,089,883	AAA	13.6%
Non-agency RMBS	156,886	A+	2.0%
Non-agency RMBS — Non investment grade strategy	212,871	CCC+	2.7%
CMBS	242,979	AAA	3.0%
Total mortgage-backed securities	1,702,619		21.3%
Corporate securities:
Financials	1,507,508	AA-	18.9%
Industrials	908,073	BBB+	11.4%
Utilities	238,818	BBB+	3.0%
Total corporate securities	2,654,399		33.3%
Asset-backed securities
Credit cards	66,088	AAA	0.8%
Auto receivables	106,229	AAA	1.3%
Student Loans	211,637	AAA	2.6%
Collateralized loan obligations	181,163	AA	2.3%
Other	60,648	AAA	0.8%
Total asset-backed securities	625,765		7.8%
State, municipalities and political subdivisions	199,875	AA	2.5%
Hedge Funds	469,999	N/A	5.9%
Equities	271,057	N/A	3.4%

Total Investment Portfolio	$7,991,696		100.0%

TOP 10 CORPORATE EXPOSURES
CORPORATE	FAIR VALUE	PORTFOLIO PERCENTAGE
JPMorgan Chase & Co	$75,451	0.9%
Wells Fargo & Co	75,208	0.9%
General Electric Co	66,943	0.8%
Citigroup Inc	65,302	0.8%
Verizon Communications Inc	54,706	0.7%
Bank of America Corp	50,383	0.6%
Credit Suisse Group AG	48,476	0.6%
Morgan Stanley	48,442	0.6%
American Express Co	41,914	0.5%
Sparebank 1 Boligkreditt AS	40,572	0.5%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
HEDGE FUND TYPE	MARCH 31, 2011	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Private equity funds	$32,964	$81,519	100%	0%	100%	100%
Mezzanine debt	1,978	33,022	100%	0%	100%	100%
Distressed	68,094	37,288	70%	7%	77%	63%
Equity long/short	128,589	—	108%	65%	173%	43%
Multi-strategy	154,930	—	113%	61%	174%	52%
Event driven	83,444	—	109%	59%	168%	50%

Total hedge funds	$469,999	$151,829

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).

(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
MARCH 31, 2011
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$7,430	$31,769	$11,766	$6,977	$57,942	24.1%
2006	—	6,670	2,726	—	—	16,166	37,753	—	37,880	101,195	20.1%
2005 and prior	15,613	501	340	—	—	10,235	16,591	10,454	—	53,734	25.5%

Total*	$15,613	$7,171	$3,066	$—	$—	$33,831	$86,113	$22,220	$44,857	$212,871	22.8%

*	Included in the above is fair value of $5.0 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$297	$—	$—	$—	$—	$—	$865	$719	$—	$1,881	1.8%
2006	—	—	8,435	—	—	1,859	—	—	—	10,294	13.5%
2005 and prior	96,280	7,608	4,828	971	22,531	11,322	1,171	—	—	144,711	10.1%

Total*	$96,577	$7,608	$13,263	$971	$22,531	$13,181	$2,036	$719	$—	$156,886	11.8%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AA+.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2011	$27,549	$—	$—	$—	$—	$—	$—	$—	$—	$27,549	90.0%
2010	39,864	—	—	—	—	—	—	—	—	39,864	67.2%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,459	—	—	—	—	—	—	—	—	6,459	29.7%
2007	13,166	1,100	—	—	—	—	—	—	—	14,266	47.0%
2006	46,253	—	—	401	—	—	—	—	—	46,654	32.8%
2005 and prior	107,114	—	1,073	—	—	—	—	—	—	108,187	24.7%

Total	$240,405	$1,100	$1,073	$401	$—	$—	$—	$—	$—	$242,979	42.1%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT MARCH 31, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$262,824	$388,389	$426,591	$1,077,804
IBNR (net of reinsurance recoverable)	847,140	1,333,377	866,799	3,047,316

Total	$1,109,964	$1,721,766	$1,293,390	$4,125,120

IBNR/Total reserves (net of reinsurance recoverable)	76.3%	77.4%	67.0%	73.9%

	AT DECEMBER 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$213,574	$374,105	$372,707	$960,386
IBNR (net of reinsurance recoverable)	821,531	1,321,593	848,090	2,991,214

Total	$1,035,105	$1,695,698	$1,220,797	$3,951,600

IBNR/Total reserves (net of reinsurance recoverable)	79.4%	77.9%	69.5%	75.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2011	2010	2010	2010	2010
Senior notes	$797,761	$797,700	$499,017	$498,984	$498,951
Shareholders’ equity	2,950,953	3,075,820	3,341,314	3,468,543	3,338,807

Total capitalization	$3,748,714	$3,873,520	$3,840,331	$3,967,527	$3,837,758

Leverage ratios
Debt to total capitalization	21.3%	20.6%	13.0%	12.6%	13.0%

Closing shareholders’ equity	$2,950,953	$3,075,820	$3,341,314	$3,468,543	$3,338,807
Deduct: accumulated other comprehensive income	(32,963)	(57,135)	(111,760)	(138,245)	(142,284)

Adjusted shareholders’ equity	$2,917,990	$3,018,685	$3,229,554	$3,330,298	$3,196,523

Net premiums written (trailing 12 months)	$1,440,034	$1,392,455	$1,338,950	$1,357,737	$1,349,380
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.49	0.46	0.41	0.41	0.42

Total investments and cash & cash equivalents	$7,991,696	$8,036,922	$8,082,961	$7,964,483	$7,855,437
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.74	2.66	2.50	2.39	2.46

Reserve for losses and loss expenses	$5,100,643	$4,879,188	$4,889,825	$4,920,435	$4,853,359
Deduct: reinsurance recoverable	(975,523)	(927,588)	(939,956)	(932,435)	(920,480)

Net reserve for losses and loss expenses	$4,125,120	$3,951,600	$3,949,869	$3,988,000	$3,932,879
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.41	1.31	1.22	1.20	1.23

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL — CURRENT QUARTER

				Maximum Dollar Value (or Approximate Dollar
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Actual Cost	Value) of Shares that May Yet Be Purchased (1)
January 1-31, 2011	—	$—	$—	$260,873
February 1-28, 2011	282,609	61.67	17,428	243,445
March 1-31, 2011	686,554	62.01	42,572	200,873

Total March 31, 2011	969,163	$61.91	$60,000	$200,873

(1)	At our annual shareholder meeting in May 2011 we intend to seek approval from our shareholders for $122.5 million of the remaining capacity available under the share repurchase program. The total amount in the table above that may be purchased under our share repurchase program assumes that our shareholders will approve the additional remaining capacity in May 2011.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010
Net income	$8,620	$92,786	$254,520	$183,959	$133,740
Add after tax affect of:
Net realized investment (gains) losses	(49,526)	4,306	(109,581)	(88,850)	(73,602)
Net impairment charges recognized in earnings	—	—	—	—	109
Foreign exchange (gain) loss	(442)	196	(1,387)	559	1,076

Operating (loss) income	$(41,348)	$97,288	$143,552	$95,668	$61,323

Weighted average common shares outstanding
Basic	38,199,867	40,291,620	45,544,060	50,222,974	50,023,816
Diluted	40,383,523	43,501,068	48,839,991	52,974,410	53,115,756

Basic per share data
Net income	$0.23	$2.30	$5.59	$3.66	$2.67
Add after tax affect of:
Net realized investment (gains) losses	(1.30)	0.11	(2.41)	(1.77)	(1.47)
Net impairment charges recognized in earnings	—	—	—	—	—
Foreign exchange (gain) loss	(0.01)	—	(0.03)	0.01	0.03

Operating (loss) income	$(1.08)	$2.41	$3.15	$1.90	$1.23

Diluted per share data
Net income	$0.21	$2.13	$5.21	$3.47	$2.52
Add after tax affect of:
Net realized investment (gains) losses	(1.22)	0.10	(2.24)	(1.68)	(1.38)
Net impairment charges recognized in earnings	—	—	—	—	—
Foreign exchange (gain) loss	(0.01)	0.01	(0.03)	0.01	0.02

Operating (loss) income	$(1.02)	$2.24	$2.94	$1.80	$1.16

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010
Opening shareholders’ equity	$3,075,820	$3,341,314	$3,468,543	$3,338,807	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(111,760)	(138,245)	(142,284)	(149,849)

Adjusted opening shareholders’ equity	$3,018,685	$3,229,554	$3,330,298	$3,196,523	$3,063,446

Closing shareholders’ equity	$2,950,953	$3,075,820	$3,341,314	$3,468,543	$3,338,807
Deduct: accumulated other comprehensive income	(32,963)	(57,135)	(111,760)	(138,245)	(142,284)

Adjusted closing shareholders’ equity	$2,917,990	$3,018,685	$3,229,554	$3,330,298	$3,196,523

Average shareholders’ equity	$2,968,338	$3,124,120	$3,279,926	$3,263,411	$3,129,985

Net income available to shareholders	$8,620	$92,786	$254,520	$183,959	$133,740
Annualized net income available to shareholders	34,480	371,144	1,018,080	735,836	534,960

Annualized return on average shareholders’ equity — net income available to shareholders	1.2%	11.9%	31.0%	22.5%	17.1%

Operating (loss) income available to shareholders	$(41,348)	$97,288	$143,552	$95,668	$61,323
Annualized operating (loss) income available to shareholders	(165,392)	389,152	574,208	382,672	245,292

Annualized return on average shareholders’ equity — operating (loss) income available to shareholders	(5.6%)	12.5%	17.5%	11.7%	7.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
DILUTED BOOK VALUE PER SHARE

	MARCH 31,		DECEMBER 31,	MARCH 31,
	2011		2010	2010
Price per share at period end	$62.69		$59.44	$44.85

Total shareholders’ equity	$2,950,953		$3,075,820	$3,338,807

Basic common shares outstanding	37,899,699		38,089,226	50,459,000

Add: unvested restricted share units	475,679		571,178	801,540

Add: performance based equity awards	920,164		1,440,017	1,409,984

Add: employee purchase plan	—		10,576	—

Add: dilutive options/warrants outstanding	1,674,993		3,272,739	6,702,546
Weighted average exercise price per share	$45.47		$35.98	$34.53
Deduct: options bought back via treasury method	(1,215,020)		(1,980,884)	(5,159,746)

Common shares and common share equivalents outstanding	39,755,515		41,402,852	54,213,324

Basic book value per common share	$77.86		$80.75	$66.17
Year-to-date percentage change in basic book value per common share	(3.6%	)	25.0%

Diluted book value per common share	$74.23		$74.29	$61.59
Year-to-date percentage change in dilutive book value per common share	(0.1%	)	24.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2011	MARCH 31, 2010
Net investment income	$50,208	$68,902
Deduct: annual and non-recurring items	—	—

Net investment income, recurring	$50,208	$68,902

Annualized net investment income, recurring	$200,832	$275,608

Add: annual and non-recurring items	—	—

Normalized net investment income	$200,832	$275,608

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,792,563
Equity securities, cost	160,513	309
Other invested assets, at cost	331,772	184,237
Cash and cash equivalents	853,368	379,751
Net balances on purchases and sales of investments	(318,570)	184

Opening aggregate invested assets	$7,569,950	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,398,230	$6,896,718
Equity securities, cost	245,618	19,826
Other invested assets, cost	444,331	237,285
Cash and cash equivalents	746,002	497,574
Net balances on purchases and sales of investments	(204,767)	(172,797)

Closing aggregate invested assets	$7,629,414	$7,478,606

Average aggregate invested assets	$7,599,682	$7,417,825

Annualized investment book yield	2.6%	3.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	YEAR ENDED	NINE MONTHS ENDED	SIX MONTHS ENDED
	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010
Net investment income	$244,143	$193,975	$134,496
Deduct: annual and non-recurring items	6,438	6,438	—

Net investment income, recurring	$237,705	$187,537	$134,496

Annualized net investment income, recurring	$237,705	$250,049	$268,992

Add: annual and non-recurring items	6,438	6,438	—

Normalized net investment income	$244,143	$256,487	$268,992

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$6,792,563	$6,792,563
Equity securities, cost	309	309	309
Other invested assets, at cost	184,237	184,237	184,237
Cash and cash equivalents	379,751	379,751	379,751
Net balances on purchases and sales of investments	184	184	184

Opening aggregate invested assets	$7,357,044	$7,357,044	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,529,858	$6,804,813
Equity securities, cost	160,513	117,599	73,786
Other invested assets, at cost	331,772	322,486	315,906
Cash and cash equivalents	853,368	831,444	543,895
Net balances on purchases and sales of investments	(318,570)	(307,140)	(26,107)

Closing aggregate invested assets	$7,569,950	$7,494,247	$7,712,293

Average aggregate invested assets	$7,463,497	$7,425,646	$7,534,669

Annualized investment book yield	3.3%	3.4%	3.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL STATEMENT PORTFOLIO RETURN

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2011	MARCH 31, 2010
Net investment income	$50,208	$68,902
Net realized investment gains	$50,376	$77,487

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$109,060 *	$166,187
Net unrealized (losses)/gains on foreign exchange	(3,866)	41

Opening net unrealized gains on investments	$105,194	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$80,058 *	$163,262
Net unrealized losses on foreign exchange	—	(4,381)

Closing net unrealized gains on investments	$80,058	$158,881

Net investment income, realized gains and unrealized gains	$75,448	$139,042

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$891,849	$4,427,072
Fixed maturities trading	5,769,097	2,544,322
Other invested assets trading	522,608	184,869
Cash and cash equivalents	853,368	379,751

Total investments and cash	8,036,922	7,536,014
Net balances on purchases and sales of investments	(318,570)	184

Opening aggregate invested assets, at fair value	$7,718,352	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$543,808	$3,227,889
Fixed maturities trading	5,960,830	3,868,043
Other invested assets trading	741,056	261,930
Cash and cash equivalents	746,002	497,547

Total investments and cash	7,991,696	7,855,409
Net balances on purchases and sales of investments	(204,767)	(172,797)

Closing aggregate invested assets, at fair value	$7,786,929	$7,682,612

Average invested assets	$7,752,641	$7,609,405

Financial statement portfolio return	1.0%	1.8%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.

Note:	net investment income, net realized gains/losses and change in unrealized gains/losses are disclosed on a pre-tax basis.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 18 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 19 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 18 for the reconciliation of net income to operating income and page 19 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 20 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income.Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 21 and 22 for calculation of annualized investment book yield.